UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21504
Advent/Claymore Enhanced Growth & Income Fund
 (Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
 (Address of principal executive offices) (Zip code)
Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
 (Name and address of agent for service)
Registrant's telephone number, including area code: (212) 482-1600
Date of fiscal year end:  October 31
Date of reporting period: November 1, 2016 - October 31, 2017

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT
CAPITAL MANAGEMENT

CEF

October 31, 2017

LCM | ANNUAL REPORT

Advent/Claymore Enhanced Growth & Income Fund

GUGGENHEIMINVESTMENTS.COM/LCM
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/lcm, you will find:
• Daily, weekly and monthly data on share prices, net asset values, dividends and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2017

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund” or “LCM”). This report covers the Fund’s performance for the 12 months ended October 31, 2017.
Advent Capital Management, LLC (“Advent” or the “Investment Manager”) serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of October 31, 2017, Advent managed approximately $9.2 billion in assets.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and may invest up to 60% of its managed assets in non-convertible high-yield securities. Additionally, the Fund engages in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums.
Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities, and high-yield securities, and the degree to which the Fund engages in a covered call strategy, will vary from time to time based on security valuations, interest rates, equity market volatility, and other economic and market factors.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2017, the Fund generated a total return based on market price of 16.91% and a total return of 12.87% based on NAV. As of October 31, 2017, the Fund’s market price of $8.65 represented a discount of 8.47% to NAV of $9.45.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

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DEAR SHAREHOLDER (Unaudited) continued	October 31, 2017

For the period, the Fund paid four quarterly distributions of $0.210 per share. The most recent quarterly distribution represents an annualized distribution rate of 9.7% based on the Fund’s market price of $8.65 on October 31, 2017.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(m) on page 45 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 62 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/lcm.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced
Growth & Income Fund
November 30, 2017

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QUESTIONS & ANSWERS (Unaudited)	October 31, 2017

The portfolio managers of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the equity, convertible securities, and high-yield markets and Fund performance for the 12-month period ended October 31, 2017.
Please describe the Fund’s objective and management strategies.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in equity securities and convertible securities of U.S. and non-U.S. issuers and may invest up to 60% of its managed assets in nonconvertible high yield securities.
Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. The Fund’s investments in convertibles and common stock provide capital appreciation potential, while the allocation to high-yield securities is primarily a source of income.
The Fund also uses a strategy of writing (selling) covered call options, but the percentage of positions to be written against can vary. As the percentage increases, the risks associated with covered call option writing also increase, and the Fund may also limit its ability to benefit from capital appreciation in holdings on which options have been written. In addition, the Fund may invest in other derivatives, such as foreign exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last 12 months.
Global equity and corporate bonds experienced strong returns during the Fund’s fiscal year 2017. A stable-to-accelerating global economic environment combined with continued monetary policy accommodation in many countries and anticipation of potential U.S. tax reform and other business-friendly government policies helped to engender a rife environment for positive capital market returns. In both continental Europe and Japan, many years of below trend economic growth gave way during fiscal year 2017 to substantially improved economic indicators, for example much higher IFO Business Climate surveys in Germany, industrial production sustaining positive year-over-year changes in France, and price levels and retail sales growing at positive rates in Japan. Rising commodity prices and the lapping of slower economic periods in numerous emerging markets such as China and Brazil also helped to buoy perceptions of global economic growth. U.S. Gross Domestic Product (“GDP”) growth remained steady, never having dipped for more than one quarter, but corporate profits reaccelerated, aided by rising commodity prices and a buoyant consumer sector with support from personal consumption and falling unemployment.
The global market for convertible bonds returned double-digit percentage gains in fiscal year 2017 as a result of the favorable economic environment. Although yields in the foreign bonds markets were lower than that of the United States due to lower monetary policy short rates in many foreign locales, the convertible market’s sensitivity to underlying equity returns proved positive to investors in this market. Returns in the corporate high-yield market, U.S. and globally, were enhanced by reductions in the spreads of the typical bond to benchmark government issuances. The high-yield markets globally returned 5-10% depending on the specific index with coupons combining with spread compression. A favorable financing environment for global corporations to pursue mergers and acquisitions, aggressive internal expansion, or financial engineering to enable greater equity returns continued to be a source globally for convertible securities to continue their issuance to replace maturing bonds.
The U.S. dollar, on a steady rise during the previous two years, fell during fiscal year 2017. After initially rising after the outcome of the U.S. election in anticipation of faster growth driving higher interest rates, the U.S. Dollar Index fell after the December 2016 peak of approximately 103.3 to a low of 91.3 in September 2017 before settling at 94.6 at the end of the fiscal year. Faster growth in Europe and more stable growth in China were the chief reasons, for the dollar’s decline with the economic acceleration in

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

Europe bringing forward the expected tapering or end of monetary expansion by the European Central Bank (“ECB”) surprising currency investors.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2017, the Fund generated a total return based on market price of 16.91% and a total return of 12.87% based on NAV. As of October 31, 2017, the Fund’s market price of $8.65 represented a discount of 8.47% to NAV of $9.45. As of October 31, 2016, the Fund’s market price of $8.16 represented a discount of 10.92% to NAV of $9.16.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What contributed to performance?
In the context of a positive global economic environment, security returns in the Fund’s key asset classes were satisfactory in fiscal year 2017. Global convertibles, as highlighted by the ICE Bank of America Merrill Lynch Global 300 Convertible Index, rose 15.7% for the year on a currency-neutral basis. Various global equity indices, which serve as key performance indicators for the global convertible market, had strong returns such as the S&P 500 Index up 23.6%, the Euro Stoxx Europe 50 Index of Western European equities up 24.2%, the Hong Kong Hang Seng Index up 28.0%, and the Nikkei-225 Stock Average Index of Japanese stocks up 28.7%.
The U.S. high-yield corporate bond market also had strong returns as the ICE Bank of America Merrill Lynch High Yield Master II Index advanced 9.1% with the coupon return being augmented by a slight price increase of the underlying bonds. The average option-adjusted spread (OAS) compressed 140 basis points during the year, helped by improving corporate profits and a rebound in commodity prices, which have a high factor in the high-yield corporate bond market.
Another comparison index, the CBOE S&P 500 2% OTM BuyWrite Index (“BXY”), which measures a hypothetical investment in the S&P 500 but with index covered call overlay with a strike 2% out-of-the-money written and renewed once a month, returned 20.96% for the year ended October 31, 2017.
Please discuss the Fund’s distributions.
For the period, the Fund paid four quarterly distributions of $0.210 per share. The most recent quarterly distribution represents an annualized distribution rate of 9.7% based on the Fund’s market price of $8.65 on October 31, 2017.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

The Fund currently anticipates that some of the 2017 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2017 will be reported to shareholders in January 2018 on Form 1099-DIV.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.
Please see Note 2(m) on page 45 for more information on distributions for the period.
Please discuss the tender offer that occurred during the period.
On June 12, 2017, the Fund commenced a tender offer (the “Tender Offer”) to purchase for cash up to 4,420,984 (approximately 32.5%) of the Fund’s outstanding common shares of beneficial interest (the “Shares”) at a price per Share equal to 98% of the Fund’s NAV, as of the business day immediately following the expiration of the Tender Offer. The Tender Offer expired on July 11, 2017.
A total of 7,334,932 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 4,420,984 Shares, the Tender Offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the Tender Offer, the Fund purchased Shares from all tendering shareholders on a pro rata basis, disregarding fractions.
Accordingly, on a pro rata basis, approximately 60% of Shares for each shareholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $9.1532 per Share. Shares that were tendered but not accepted for purchase and Shares that were not tendered remain outstanding. The Fund accepted 4,420,984 shares for payment. Final payment was made on July 17, 2017 in an aggregate amount equal to $40,466,152.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s leverage outstanding as of October 31, 2017 consisted of $35 million in borrowings with a related average interest rate of 2.33%, and was approximately 29% of the Fund’s total managed assets.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was above the cost of leverage for the 12 months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period. Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
What was the impact of the Fund’s covered call strategy?
During the year, call option activity was limited due to the low levels of premium available in the options market. For the fiscal year 2017, volatility pricing averaged its lowest since the CBOE SPX Volatility Index, or “VIX” for its ticker, began tracking in 1990. The average of 11.6 was well below the average of 16-17 the two previous years. Spikes in volatility that occur with bouts of market nervousness peaked at approximately 16 during 2017, well below prior peaks that often rise above 20 in the index. When volatility pricing and the VIX are lower, the income from writing call options on equities or equity indices is also lower, and the Fund found the tradeoff of capping upside in the equity holdings unfavorable and limited its usage in the fiscal year to focus on equity gains unconstrained by capped call options.
The Fund’s small position in equities in fiscal 2017 also created fewer opportunities to realize call option income on stock holdings. For fiscal 2017, the average assets devoted to equities was approximately 5.8% versus 10.2% for fiscal 2016.
How were the Fund’s total investments allocated among asset classes during the 12 months ended October 31, 2017, and what did this mean for performance?
On October 31, 2017, the Fund’s total investments were invested approximately 59.1% in convertible bonds, convertible preferred securities, and mandatory convertibles; 30.6% in corporate bonds; 5.2% in equities; 4.4% in cash and cash equivalents; and 0.7% in senior floating rate interests.
On October 31, 2016, the Fund’s total investments were invested approximately 63.3% in convertible bonds, convertible preferred securities, and mandatory convertibles; 27.2% in corporate bonds; 4.5% in equities; 4.7% in cash and cash equivalents; and 0.3% in senior floating rate interests.
The change in asset allocation during the year reflects the Investment Adviser’s appraisal of the increased risks in the global capital markets following a strong fiscal year 2017 after the U.S. election. Valuations of both corporate bonds and equities rose during the period with prices of equities rising faster than corporate profits. Equity indices around the world are now valued squarely in the upper half of historical valuation ranges as a multiple of earnings. Quantitative easing is no longer in expansion in any of the major regions in which it has been implemented and is in reversal in the United States. Thus, as the year progressed and markets continued to express little fear, the Fund reduced its holdings of convertible bonds in favor of high-yield bonds, which have lower price susceptibility when equities fall. At the same time, the Adviser also found more opportunities in sectors that would benefit from tax

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

reform such as industrials and telecommunications and made select more equity investments in companies that do not have convertibles issued.
International investments were 34% of assets at October 31, 2017, essentially unchanged from a year ago when it was 35% of assets. Equity, convertible, and high-yield corporate markets all appreciated at similar rates during the year between U.S. and foreign locales. Acceleration of global economies helped promote multiple expansion among foreign security markets which helped them perform similarly to a U.S. market with the clear catalyst of the Presidential election result leading to anticipation of faster economic growth and tax reform. Yields remain more attractive in the U.S. market thanks to higher base short-term monetary policy rates, a situation that is likely to continue for some time. That said, equity valuations are higher in the United States, so the Fund must continue a balanced approach to the geographic allocation and take into account valuation and fundamental upside company by company, consistent with the Adviser’s bottom-up research philosophy.
The Fund continued to hedge its foreign currency exposure through forward contracts. Although that helped to limit losses from the depreciation of foreign currency positions in fiscals 2015 and 2016, the reverse occurred in fiscal 2017 as foreign currencies rose against the U.S. dollar. Appreciation of core bond and equity securities of foreign issuers was offset by losses in the matched forward currency contracts.
Which investment decisions had the greatest effect on the Fund’s performance?
The technology industry was a large contributor to return for the convertible market and the Fund this past fiscal year. Steady economic growth led to strong gains in the equities and convertible bonds of various technology companies worldwide. In addition, the companies benefited from businesses’ adoption of data center and cloud services, consumers’ growing acceptance of Internet alternatives to such everyday tasks as ordering food and shopping, and the extensive use across industries of artificial intelligence and automation.
The semiconductor sector enjoyed the second year of a strong upcycle led by greater adoption of electronics in the industrial and automotive sector and curtailed supply as a result of past downturns’ lower capital spending. Six of the top ten gainers in the Fund’s Global Balanced Convertible sleeve were in the semiconductor sector, and seven in total came out of technology. Chief among them were convertibles in memory supplier Micron Technology, Inc. (1.3% of long-term investments at period end), which surged as pricing for its largest product of operating memory (DRAM) and chip storage memory (FLASH) drove multiplication of its earnings power. Consolidation to less suppliers and lower overall capital spending in the prior two years also helped pricing and earnings. The largest semiconductor company in the world, Intel Corp. (0.7% of long-term investments at period end), also assisted the Fund as its convertibles came back chiefly in the back half of the fiscal year as its data center division resumed faster growth and the company executed well on long-overdue plans to streamline costs. The acquisition of automotive processor maker Mobileye also served to increase Intel’s overall earnings multiple on the perception of faster growth upcoming.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

In Japan, the equity markets began surging as attempts to stoke price inflation began to bear fruit in price index and economic activity reports. Machine tool maker Makino Milling Machine Co., Ltd. (0.7% of long-term investments at period end) and its convertibles performed well as resurgent demand out of export markets China and America helped to augment the better trading environment for its securities in Japan. In Europe, Belgian drug maker Ablynx NV (not held at period end) reported in October successful Phase III results of its drug caplacizumab treating microvascular thrombosis, which brought in forecasts of approval possibly into late 2018 and led to sharp appreciation of its convertible bonds.
Stock in global financial services provider Lazard Ltd. (0.3% of long-term investments at period end) rose as the company’s asset management division enjoyed the rising global valuations and the financial advisory side showed strong growth helped by rising merger and acquisition activity in Europe. High yield bonds in bulk cargo shipper Navios Maritime Holdings, Inc. (0.2% of long-term investments at period end) rose as the company enjoyed higher day rates and utilization in core shipping operations.
Among negative contributors, mandatory convertibles in generic drug maker Teva Pharmaceuticals Industries Ltd. (0.1% of long-term investments at period end) declined as the company experienced pricing headwinds and faster generic competition in its portfolio of products, notably the multiple sclerosis drug copaxone. The company’s acquisition of Allergan’s generic business raised leverage and created an overhang on potential sales of Allergan’s stock holdings of Teva, both hurting the equity as profit estimates fell. Mandatory convertibles and straight high-yield bonds of telephone and data provider Frontier Communications Corp. (0.4% of long-term investments at period end) fell after the company struggled with properties acquired from Verizon in 2016, experiencing line losses both in these regions and continuing core Frontier properties. The company has made admirable progress with cost reductions and liquidity enhancement but the reduction in profits has hurt the credit and equity of the shares.
Stock held in women’s retailer L Brands, Inc. (not held at period end) better known as the owner of Victoria’s Secret and Bath and Body Works, declined as same-store-sales comparisons suffered with the decline in mall traffic and competition from online sources. The company ceased its practice of issuing yearly special dividends and failed to raises its recurring quarterly dividend for the first time since 2010. Finally, high-yield bonds of Canadian drug company Concordia International Corp. (not held at period end) fell as acquisitions of overseas operations ran into global pricing pressure for generics and the market in the United Kingdom fell under uncertainty with newer price control powers given to the regulatory body there.
Index Definitions
It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
ICE Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

ICE Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.
Hang Seng Index is a free float-adjusted market-capitalization weighted index of 40 of the largest companies listed on the Hong Kong Exchange.
Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.
STOXX® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.
S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.
LCM Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

Please see guggenheiminvestments.com/lcm for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	October 31, 2017

Fund Statistics
Share Price	$8.65
Net Asset Value	$9.45
Discount to NAV	-8.47%
Net Assets ($000)	$86,760

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Advent/Claymore Enhanced
Growth & Income Fund
NAV	12.87%	4.03%	6.02%	1.19%
Market	16.91%	6.72%	7.64%	2.84%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	77.0%
Corporate Bonds	43.1%
Common Stocks	7.2%
Convertible Preferred Stocks	6.4%
Money Market Fund	6.2%
Senior Floating Rate Interests	1.0%
Total Investments	140.9%
Other Assets & Liabilities, net	(40.9%)
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily.
For more current information, please visit guggenheiminvestments.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

14 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	October 31, 2017

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2017, 77% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2017 will be reported to shareholders in January 2018.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	October 31, 2017

Country Breakdown	% of Long-Term Investments
United States	66.1%
Japan	6.7%
Canada	4.6%
Bermuda	3.0%
Cayman Islands	2.4%
Ireland	2.1%
France	2.1%
Germany	1.7%
Austria	1.6%
Netherlands	1.5%
China	1.2%
United Kingdom	1.2%
Spain	0.9%
Luxembourg	0.7%
Hungary	0.5%
India	0.4%
Switzerland	0.4%
Greece	0.4%
Australia	0.4%
Hong Kong	0.4%
Norway	0.4%
Mexico	0.4%
Italy	0.3%
Taiwan, Province of China	0.2%
Liberia	0.2%
Marshall Islands	0.1%
Israel	0.1%
Subject to change daily.

16 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2017

	Shares	Value

COMMON STOCKS† – 7.2%
Communications – 2.0%
Verizon Communications, Inc.[1,7]	19,100	$ 914,317
Walt Disney Co.[1,7]	4,400	430,364
Telefonica S.A.	35,700	374,548
Total Communications		1,719,229

Consumer, Non-cyclical – 1.7%
Incyte Corp.*,1,7	4,650	526,613
Celgene Corp.*,1	3,800	383,686
Flexion Therapeutics, Inc.*,1,7	13,300	292,733
Merck & Company, Inc.[1,7]	5,300	291,977
Total Consumer, Non-cyclical		1,495,009

Consumer, Cyclical – 1.6%
American Airlines Group, Inc.[1,7]	11,967	560,295
Wal-Mart Stores, Inc.[1,7]	4,000	349,240
Ford Motor Co.[1,7]	23,200	284,664
General Motors Co.[1,7]	5,400	232,092
Total Consumer, Cyclical		1,426,291

Industrial – 1.1%
United Parcel Service, Inc. — Class B1,7	3,200	376,096
Eaton Corporation plc	4,100	328,082
General Dynamics Corp.[1,7]	1,228	249,259
Total Industrial		953,437

Diversified – 0.4%
TPG Pace Energy Holdings Corp.*,1,7	36,800	375,360

Financial – 0.4%
Lazard Ltd. — Class A1,7	6,500	309,010
Total Common Stocks
(Cost $6,309,070)		6,278,336

CONVERTIBLE PREFERRED STOCKS† – 6.4%
Consumer, Non-cyclical – 2.3%
Allergan plc
5.50% due 03/01/18[1]	1,833	1,179,884
Becton Dickinson and Co.
6.13% due 05/01/20[1,7]	11,282	640,479
Teva Pharmaceutical Industries Ltd.
7.00% due 12/15/18	600	170,700
Total Consumer, Non-cyclical		1,991,063

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 6.4% (continued)
Financial – 1.7%
Crown Castle International Corp.
6.88% due 08/01/20	1,098	$ 1,204,286
Mandatory Exchangeable Trust
5.75% due 06/03/19[2]	1,468	307,862
Total Financial		1,512,148

Energy – 1.4%
Hess Corp.
8.00% due 02/01/19[1,7]	21,027	1,172,255

Industrial – 1.0%
Belden, Inc.
6.75% due 07/15/19[1]	5,138	552,181
Stanley Black & Decker, Inc.
5.38% due 05/15/20[1]	2,533	299,578
Total Industrial		851,759
Total Convertible Preferred Stocks
(Cost $5,765,568)		5,527,225

MONEY MARKET FUND† – 6.2%
Morgan Stanley Institutional Liquidity Government Portfolio —
Institutional Class, 0.92%[3]	5,403,643	5,403,643
Total Money Market Fund
(Cost $5,403,643)		5,403,643

	Face Amount~

CONVERTIBLE BONDS†† – 77.0%
Technology – 15.2%
Micron Technology, Inc.
3.00% due 11/15/43[1,7]	941,000	1,463,254
Microchip Technology, Inc.
1.63% due 02/15/27[1,2,7]	962,000	1,216,328
Lam Research Corp.
1.25% due 05/15/18[1,7]	318,000	1,100,479
ServiceNow, Inc.
due 06/01/22[2,4]	755,000	850,319
Teradyne, Inc.
1.25% due 12/15/23[2]	572,000	826,897
Intel Corp.
3.49% due 12/15/35[1,7]	490,000	823,200
Integrated Device Technology, Inc.
0.88% due 11/15/22[1,7]	610,000	703,787
Carbonite, Inc.
2.50% due 04/01/22[2]	570,000	661,199

See notes to financial statements.

18 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 77.0% (continued)
Technology – 15.2% (continued)
Cypress Semiconductor Corp.
4.50% due 01/15/22[1,7]	453,000	$ 610,418
Citrix Systems, Inc.
0.50% due 04/15/19[1,7]	471,000	578,740
Evolent Health, Inc.
2.00% due 12/01/21[2]	500,000	535,938
Salesforce.com, Inc.
0.25% due 04/01/18	343,000	527,791
Verint Systems, Inc.
1.50% due 06/01/21[1,7]	500,000	492,188
Red Hat, Inc.
0.25% due 10/01/19[1,7]	285,000	473,991
ON Semiconductor Corp.
1.63% due 10/15/23[1,2,7]	366,000	457,958
Lumentum Holdings, Inc.
0.25% due 03/15/24[2]	343,000	436,468
ASM Pacific Technology Ltd.
2.00% due 03/28/19	HKD 2,000,000	321,849
Synaptics, Inc.
0.50% due 06/15/22[2]	356,000	320,845
Electronics For Imaging, Inc.
0.75% due 09/01/19	293,000	286,408
Veeco Instruments, Inc.
2.70% due 01/15/23	278,000	255,413
Silicon Laboratories, Inc.
1.38% due 03/01/22[2]	210,000	252,788
Total Technology		13,196,258

Industrial – 11.5%
Dycom Industries, Inc.
0.75% due 09/15/21[1,7]	811,000	945,829
China Railway Construction Corporation Ltd.
due 01/29/21[4]	750,000	828,390
Makino Milling Machine Co., Ltd.
due 03/19/18[4]	JPY 70,000,000	790,064
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19	500,000	619,125
Golar LNG Ltd.
2.75% due 02/15/22[2]	600,000	550,124
MINEBEA MITSUMI, Inc.
due 08/03/22[4]	JPY 50,000,000	537,160
OSG Corp.
due 04/04/22[4]	JPY 40,000,000	528,558
Larsen & Toubro Ltd.
0.68% due 10/22/19	500,000	518,375

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 77.0% (continued)
Industrial – 11.5% (continued)
Implenia A.G.
0.50% due 06/30/22	CHF 485,000	$ 512,588
Vinci S.A.
0.38% due 02/16/22	400,000	449,300
Cemex SAB de CV
3.72% due 03/15/20	388,000	413,948
Shimizu Corp.
due 10/16/20[4]	JPY 40,000,000	407,639
BW Group Ltd.
1.75% due 09/10/19	400,000	383,600
Buzzi Unicem SpA
1.38% due 07/17/19	EUR 200,000	351,407
Greenbrier Companies, Inc.
2.88% due 02/01/24[2]	275,000	322,953
MTU Aero Engines A.G.
0.13% due 05/17/23	EUR 200,000	305,333
Kaman Corp.
3.25% due 05/01/24[2]	276,000	299,633
RTI International Metals, Inc.
1.63% due 10/15/19	270,000	299,531
Safran S.A.
due 12/31/20[4]	EUR 247,100	294,276
CRRC Corporation Ltd.
due 02/05/21[4]	250,000	264,750
Hon Hai Precision Industry Company Ltd.
due 11/06/22[4]	200,000	203,800
Atlas Air Worldwide Holdings, Inc.
1.88% due 06/01/24	143,000	174,281
Total Industrial		10,000,664

Financial – 11.4%
Altaba, Inc.
due 12/01/18[4]	958,000	1,319,645
Forest City Realty Trust, Inc.
4.25% due 08/15/18	616,000	728,420
IMMOFINANZ A.G.
2.00% due 01/24/24	EUR 500,000	676,836
Aurelius SE
1.00% due 12/01/20	EUR 500,000	665,477
BUWOG A.G.
due 09/09/21[4]	EUR 500,000	621,064
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19	EUR 400,000	551,208
Starwood Property Trust, Inc.
4.00% due 01/15/19[1,7]	493,000	545,997

See notes to financial statements.

20 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 77.0% (continued)
Financial – 11.4% (continued)
Nexity S.A.
0.13% due 01/01/23	EUR 416,278	$ 539,305
Haitong International Securities Group, Ltd.
due 10/25/21[4]	HKD 4,000,000	527,442
AYC Finance Ltd.
0.50% due 05/02/19	470,000	514,063
Air Lease Corp.
3.88% due 12/01/18[1,7]	332,000	507,752
PRA Group, Inc.
3.00% due 08/01/20	500,000	458,438
HCI Group, Inc.
4.25% due 03/01/37[1,2,7]	500,000	452,813
Bagan Capital Ltd.
due 09/23/21[4]	400,000	437,000
LEG Immobilien A.G.
0.50% due 07/01/21	EUR 200,000	388,511
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	110,000	319,136
Blackstone Mortgage Trust, Inc.
4.38% due 05/05/22	304,000	309,130
Starwood Waypoint Homes
3.00% due 07/01/19	237,000	293,584
Total Financial		9,855,821

Communications – 11.2%
DISH Network Corp.
3.38% due 08/15/26[1,7]	797,000	861,258
2.38% due 03/15/24[1,2,7]	313,000	301,458
Priceline Group, Inc.
0.35% due 06/15/20[1,7]	625,000	931,249
Twitter, Inc.
0.25% due 09/15/19[1,7]	850,000	807,499
Ctrip.com International Ltd.
1.00% due 07/01/20[1,7]	705,000	768,009
FireEye, Inc.
1.00% due 06/01/35	700,000	665,000
Inmarsat plc
3.88% due 09/09/23	600,000	643,500
Finisar Corp.
0.50% due 12/15/33[1,7]	579,000	613,016
Liberty Media Corp.
1.38% due 10/15/23[1,7]	505,000	607,970
Proofpoint, Inc.
0.75% due 06/15/20[1,7]	440,000	568,976

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 77.0% (continued)
Communications – 11.2% (continued)
SBI Holdings, Inc.
due 09/14/22[4]	JPY 50,000,000	$ 507,129
Telenor East Holding II AS
0.25% due 09/20/19	400,000	430,136
Liberty Interactive LLC
1.75% due 09/30/46[1,2,7]	360,000	408,375
Weibo Corp.
1.25% due 11/15/22[2]	335,000	350,075
IAC FinanceCo, Inc.
0.88% due 10/01/22	317,000	342,955
American Movil B.V.
5.50% due 09/17/18[1]	EUR 300,000	314,536
Liberty Expedia Holdings, Inc.
1.00% due 06/30/47[2]	295,000	302,375
Wayfair, Inc.
0.38% due 09/01/22[2]	252,000	246,803
Total Communications		9,670,319

Consumer, Non-cyclical – 10.9%
Element Fleet Management Corp.
5.13% due 06/30/19[2]	CAD 1,725,000	1,379,959
4.25% due 06/30/20[2]	CAD 788,000	614,336
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1,7]	532,000	606,148
Nevro Corp.
1.75% due 06/01/21	518,000	602,822
Wright Medical Group, Inc.
2.00% due 02/15/20[1,7]	543,000	590,513
Euronet Worldwide, Inc.
1.50% due 10/01/44[1,7]	426,000	583,088
Qiagen N.V.
0.88% due 03/19/21	400,000	510,560
NuVasive, Inc.
2.25% due 03/15/21[1]	439,000	510,338
Terumo Corp.
due 12/06/21[4]	JPY 40,000,000	448,825
Nipro Corp.
due 01/29/21[4]	JPY 40,000,000	432,544
Anthem, Inc.
2.75% due 10/15/42	150,000	429,750
Jazz Investments I Ltd.
1.88% due 08/15/21[1,7]	400,000	412,999
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1,7]	344,000	388,075

See notes to financial statements.

22 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 77.0% (continued)
Consumer, Non-cyclical – 10.9% (continued)
Hologic, Inc.
2.00% due 03/01/42[1,5,7,8]	284,000	$ 353,580
Pacira Pharmaceuticals, Inc.
2.38% due 04/01/22[2]	345,000	321,065
Molina Healthcare, Inc.
1.63% due 08/15/44[1,7]	257,000	318,519
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[2]	269,000	308,846
Clovis Oncology, Inc.
2.50% due 09/15/21	177,000	257,093
Cardtronics, Inc.
1.00% due 12/01/20	250,000	231,875
Flexion Therapeutics, Inc.
3.38% due 05/01/24[2]	100,000	113,625
Total Consumer, Non-cyclical		9,414,560

Consumer, Cyclical – 6.6%
Suzuki Motor Corp.
due 03/31/23[4]	JPY 90,000,000	1,199,947
NH Hotel Group SA
4.00% due 11/08/18	EUR 500,000	707,095
Sony Corp.
due 09/30/22[4]	JPY 56,000,000	581,537
ANA Holdings, Inc.
due 09/19/24[4]	JPY 60,000,000	561,691
Steinhoff Finance Holdings GmbH
4.00% due 01/30/21	EUR 400,000	553,538
Zhongsheng Group
due 10/25/18[4]	HKD 4,000,000	518,470
NHK Spring Co. Ltd.
due 09/20/19[4]	400,000	449,000
Valeo S.A.
due 06/16/21[4]	400,000	436,500
LVMH Moet Hennessy Louis Vuitton SE
due 02/16/21[4]	1,145	362,536
China Lodging Group Ltd.
0.38% due 11/01/22[2]	302,000	310,459
Total Consumer, Cyclical		5,680,773

Energy – 5.7%
Chesapeake Energy Corp.
5.50% due 09/15/26[2]	1,509,000	1,343,952
Weatherford International Ltd.
5.88% due 07/01/21[1,7]	1,270,000	1,284,288

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 77.0% (continued)
Energy – 5.7% (continued)
Technip S.A.
0.88% due 01/25/21	EUR 500,000	$ 678,981
RAG-Stiftung
due 03/16/23[4]	EUR 500,000	629,452
PDC Energy, Inc.
1.13% due 09/15/21[1,7]	481,000	471,981
Oasis Petroleum, Inc.
2.63% due 09/15/23[1,7]	380,000	419,426
SEACOR Holdings, Inc.
3.00% due 11/15/28	161,000	148,321
Total Energy		4,976,401

Basic Materials – 2.9%
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 800,000	639,069
Kansai Paint Co., Ltd.
due 06/17/19[4]	JPY 60,000,000	609,214
APERAM S.A.
0.63% due 07/08/21	400,000	535,000
Toray Industries, Inc.
due 08/30/19[4]	JPY 40,000,000	459,826
Mitsubishi Chemical Holdings Corp.
due 03/29/24[4]	JPY 30,000,000	302,957
Total Basic Materials		2,546,066

Utilities – 1.6%
CenterPoint Energy, Inc.
3.40% due 09/15/29[1,5]	12,945	917,477
NRG Yield, Inc.
3.25% due 06/01/20[1,2]	450,000	451,125
Total Utilities		1,368,602
Total Convertible Bonds
(Cost $60,913,631)		66,709,464

CORPORATE BONDS†† – 43.1%
Consumer, Non-cyclical – 10.8%
Tenet Healthcare Corp.
6.00% due 10/01/20[1,7]	1,000,000	1,053,749
4.38% due 10/01/21[1]	500,000	500,750
8.13% due 04/01/22	281,000	283,459
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[2]	1,404,000	1,184,625
HCA, Inc.
5.25% due 04/15/25[1]	535,000	571,112
7.50% due 02/15/22[1,7]	500,000	568,749

See notes to financial statements.

24 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 43.1% (continued)
Consumer, Non-cyclical – 10.8% (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/25[1,2,7]	1,200,000	$ 959,999
Post Holdings, Inc.
5.50% due 03/01/25[1,2]	329,000	343,804
5.75% due 03/01/27[2]	121,000	126,294
HealthSouth Corp.
5.75% due 09/15/25[1]	354,000	366,833
United Rentals North America, Inc.
5.50% due 05/15/27[1]	342,000	366,795
Ahern Rentals, Inc.
7.38% due 05/15/23[1,2]	388,000	356,960
DaVita, Inc.
5.00% due 05/01/25[1]	361,000	356,488
CHS/Community Health Systems, Inc.
6.88% due 02/01/22	451,000	328,103
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,2]	250,000	293,750
Pilgrim’s Pride Corp.
5.88% due 09/30/27[2]	281,000	292,943
Greatbatch Ltd.
9.13% due 11/01/23[1,2]	209,000	226,765
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,2]	194,000	204,670
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	190,000	202,764
Molina Healthcare, Inc.
5.38% due 11/15/22	180,000	188,190
Revlon Consumer Products Corp.
6.25% due 08/01/24[1,7]	253,000	187,853
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[1]	171,000	180,405
Quorum Health Corp.
11.63% due 04/15/23	161,000	148,120
Sotheby’s
5.25% due 10/01/22[1,2]	83,000	85,594
Land O’ Lakes, Inc.
6.00% due 11/15/22[2]	26,000	29,348
Total Consumer, Non-cyclical		9,408,122

Consumer, Cyclical – 8.1%
GameStop Corp.
6.75% due 03/15/21[1,2,7]	609,000	640,211
Vista Outdoor, Inc.
5.88% due 10/01/23[1,7]	590,000	612,125

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 43.1% (continued)
Consumer, Cyclical – 8.1% (continued)
L Brands, Inc.
5.63% due 02/15/22[1,7]	400,000	$ 429,799
Scientific Games International, Inc.
10.00% due 12/01/22	329,000	365,167
5.00% due 10/15/25[2]	61,000	62,068
Allegiant Travel Co.
5.50% due 07/15/19[1]	400,000	415,000
Dollar Tree, Inc.
5.75% due 03/01/23[1]	376,000	396,210
Chester Downs & Marina LLC / Chester Downs Finance Corp.
9.25% due 02/01/20[1,2]	350,000	358,750
Mattamy Group Corp.
6.88% due 12/15/23[1,2]	193,000	203,615
6.50% due 10/01/25[2]	121,000	126,748
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,2,7]	299,000	325,909
Staples, Inc.
8.50% due 09/15/25[2]	361,000	319,485
TRI Pointe Group Inc. / TRI Pointe Homes Inc.
4.38% due 06/15/19[1]	308,000	317,625
Delphi Technologies plc
5.00% due 10/01/25[2]	301,000	304,010
Scotts Miracle-Gro Co.
6.00% due 10/15/23[1,7]	271,000	291,325
Goodyear Tire & Rubber Co.
5.13% due 11/15/23[1]	271,000	279,808
Levi Strauss & Co.
5.00% due 05/01/25[1]	241,000	254,544
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	240,000	249,600
Brinker International, Inc.
5.00% due 10/01/24[1,2]	241,000	241,603
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,2]	237,000	237,296
Hanesbrands, Inc.
4.63% due 05/15/24[1,2,7]	209,000	215,793
Beacon Escrow Corp.
4.88% due 11/01/25[2]	161,000	163,769
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,2]	145,000	149,531
CRC Escrow Issuer LLC / CRC Finco, Inc.
5.25% due 10/15/25[2]	81,000	81,733
Total Consumer, Cyclical		7,041,724

See notes to financial statements.

26 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 43.1% (continued)
Communications – 5.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91% due 07/23/25[1,7]	521,000	$ 555,118
Sprint Corp.
7.88% due 09/15/23[1]	333,000	372,960
7.63% due 02/15/25	161,000	176,899
CommScope, Inc.
5.50% due 06/15/24[1,2,7]	500,000	522,499
Frontier Communications Corp.
11.00% due 09/15/25[1,7]	513,000	437,974
CBS Radio, Inc.
7.25% due 11/01/24[1,2,7]	375,000	394,219
SFR Group S.A.
7.38% due 05/01/26[1,2]	330,000	355,988
CenturyLink, Inc.
6.75% due 12/01/23[1]	335,000	349,740
DISH DBS Corp.
5.88% due 11/15/24[1]	299,000	299,748
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	264,000	280,500
Sinclair Television Group, Inc.
5.88% due 03/15/26[1,2]	259,000	262,561
Urban One, Inc.
7.38% due 04/15/22[1,2]	220,000	221,925
CB Escrow Corp.
8.00% due 10/15/25[2]	161,000	167,038
Tribune Media Co.
5.88% due 07/15/22[1]	130,000	135,525
Total Communications		4,532,694

Energy – 5.2%
PDC Energy, Inc.
6.13% due 09/15/24[1]	425,000	445,718
Oasis Petroleum, Inc.
6.88% due 01/15/23[1]	422,000	431,495
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[2]	363,000	375,480
Murphy Oil Corp.
5.75% due 08/15/25[1]	362,000	374,670
Continental Resources, Inc.
4.50% due 04/15/23[1]	332,000	336,980
Andeavor Logistics Limited Partnership / Tesoro Logistics Finance Corp.
6.13% due 10/15/21[1]	321,000	331,834
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27[1,2]	309,000	319,429

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 43.1% (continued)
Energy – 5.2% (continued)
Genesis Energy, LP / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	290,000	$ 292,175
Diamondback Energy, Inc.
4.75% due 11/01/24[1]	285,000	291,413
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1,2]	281,000	291,186
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	269,000	289,175
SESI LLC
7.75% due 09/15/24[1,2]	240,000	249,000
CONSOL Mining Corp.
11.00% due 11/15/25[2]	217,000	222,968
Whiting Petroleum Corp.
5.00% due 03/15/19[1]	191,000	193,626
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[2]	50,000	53,000
Total Energy		4,498,149

Basic Materials – 4.8%
NOVA Chemicals Corp.
5.25% due 08/01/23[1,2]	400,000	414,000
5.00% due 05/01/25[1,2]	390,000	397,800
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,2]	264,000	295,681
5.13% due 05/15/24[2]	94,000	97,055
4.75% due 05/15/22[2]	47,000	48,116
Commercial Metals Co.
4.88% due 05/15/23[1]	366,000	381,555
Tronox Finance LLC
7.50% due 03/15/22[1,2]	264,000	278,190
TPC Group, Inc.
8.75% due 12/15/20[2]	283,000	278,048
Alcoa Nederland Holding B.V.
6.75% due 09/30/24[2]	247,000	275,780
Compass Minerals International, Inc.
4.88% due 07/15/24[1,2]	237,000	234,926
AK Steel Corp.
7.50% due 07/15/23[1]	200,000	217,250
First Quantum Minerals Ltd.
7.25% due 04/01/23[1,2]	200,000	212,000
Freeport-McMoRan, Inc.
2.38% due 03/15/18[1]	198,000	198,495
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	165,000	177,994

See notes to financial statements.

28 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 43.1% (continued)
Basic Materials – 4.8% (continued)
United States Steel Corp.
6.88% due 08/15/25[1]	161,000	$ 164,119
Cornerstone Chemical Co.
6.75% due 08/15/24[2]	145,000	146,994
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[2]	121,000	130,075
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[2]	95,000	108,300
Tronox Finance plc
5.75% due 10/01/25[2]	61,000	63,821
Total Basic Materials		4,120,199

Industrial – 4.2%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,2]	576,000	509,760
MasTec, Inc.
4.88% due 03/15/23[1]	483,000	497,490
Energizer Holdings, Inc.
5.50% due 06/15/25[1,2,7]	415,000	436,788
Xerium Technologies, Inc.
9.50% due 08/15/21[1]	321,000	330,534
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	311,000	321,496
Ball Corp.
4.38% due 12/15/20	301,000	317,179
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,2]	300,000	309,936
TransDigm, Inc.
6.38% due 06/15/26[1]	300,000	306,000
CNH Industrial Capital LLC
3.38% due 07/15/19	271,000	276,081
Eletson Holdings, Inc.
9.63% due 01/15/22[1,2]	277,000	197,363
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[2]	216,000	178,200
Total Industrial		3,680,827

Technology – 2.8%
Seagate HDD Cayman
4.25% due 03/01/22[1,2]	450,000	457,799
4.75% due 01/01/25[1]	399,000	396,014
First Data Corp.
5.00% due 01/15/24[1,2]	500,000	521,250
5.38% due 08/15/23[1,2]	192,000	200,400

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 43.1% (continued)
Technology – 2.8% (continued)
Qorvo, Inc.
6.75% due 12/01/23[1]	275,000	$ 298,719
Western Digital Corp.
10.50% due 04/01/24[1]	228,000	268,128
West Corp.
8.50% due 10/15/25[2]	272,000	265,540
Total Technology		2,407,850

Financial – 1.7%
Alliance Data Systems Corp.
6.38% due 04/01/20[1,2,7]	500,000	506,875
Starwood Property Trust, Inc.
5.00% due 12/15/21[1]	357,000	374,850
Credit Acceptance Corp.
7.38% due 03/15/23[1]	312,000	329,160
Navient Corp.
5.50% due 01/15/19[1]	237,000	244,999
Total Financial		1,455,884

Utilities – 0.3%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	275,000	282,219
Total Corporate Bonds
(Cost $36,789,141)		37,427,668

SENIOR FLOATING RATE INTERESTS††,6 – 1.0%
Consumer, Cyclical – 0.6%
PetSmart, Inc.
4.35% (3 Month USD LIBOR + 300 bps) due 03/10/22	432,563	372,748
Intrawest Resorts Holdings, Inc.
4.63% (3 Month USD LIBOR + 325 bps) due 07/31/24	164,700	165,318
Total Consumer, Cyclical		538,066

Communications – 0.4%
Sprint Communications, Inc.
3.75% (3 Month USD LIBOR + 250 bps) due 02/02/24	326,360	327,700
Total Senior Floating Rate Interests
(Cost $926,234)		865,766
Total Investments – 140.9%
(Cost $116,107,287)		$ 122,212,102
Other Assets & Liabilities, net – (40.9)%		(35,452,483)
Total Net Assets – 100.0%		$ 86,759,619

See notes to financial statements.

30 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Net Unrealized
Contracts to Buy			Settlement	Settlement	Value at	Appreciation/
Counterparty	(Sell)	Currency	Date	Value	October 31, 2017	Depreciation
Bank of New York Mellon	(7,279,687)	EUR	12/14/17	$8,720,410	$8,502,416	$217,994
Bank of New York Mellon	(757,735,000)	JPY	12/14/17	6,897,582	6,683,297	214,285
Bank of New York Mellon	(2,492,000)	CAD	12/14/17	2,054,326	1,933,976	120,350
Bank of New York Mellon	(534,000)	CHF	12/14/17	559,983	537,418	22,565
					Total Appreciation	$575,194
Bank of New York Mellon	(77,316,000)	JPY	12/14/17	680,225	681,935	(1,710)
Bank of New York Mellon	730,000	EUR	12/14/17	(859,198)	(852,614)	(6,584)
					Total Depreciation	$ (8,294)
						$566,900

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
††	Value determined based on Level 1 inputs — See Note 2.
†	Value determined based on Level 2 inputs — See Note 2.
1	All or a portion of these securities have been physically segregated or earmarked in connection with borrowings. As of October 31, 2017, the total value of the positions segregated was $58,675,278.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $31,822,796 (cost $30,896,721), or 36.7% of total net assets.

3	Rate indicated is the 7 day yield as of October 31, 2017.
4	Zero coupon rate security.
5	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
6	Variable rate security. Rate indicated is rate effective at October 31, 2017.
7	A portion of this security has been rehypothicated in connection with the Fund’s revolving credit agreement. $32,611,735 in aggregate has been rehypothicated.
8	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.

plc	Public Limited Company
LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen

See Sector Classification in Other Information section.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2017 (See Note 2 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$6,278,336	$—	$—	$6,278,336
Convertible Preferred Stocks	5,527,225	—	—	5,527,225
Money Market Fund	5,403,643	—	—	5,403,643
Convertible Bonds	—	66,709,464	—	66,709,464
Corporate Bonds	—	37,427,668	—	37,427,668
Senior Floating Rate Interests	—	865,766	—	865,766
Forward Foreign Currency
Exchange Contracts*	—	575,194	—	575,194
Total Assets	$17,209,204	$105,578,092	$—	$122,787,296

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts*	$—	$8,294	$—	$8,294

* These amounts are reported as unrealized gain/(loss) as of October 31, 2017.
Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund did not hold any Level 3 securities during the year ended October 31, 2017.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended October 31, 2017, there were no transfers between levels.
See notes to financial statements.

32 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2017

ASSETS:
Investments, at value[1] (cost $116,107,287)	$122,212,102
Foreign currency, at value (cost $404,385)	405,559
Unrealized appreciation on forward foreign currency exchange contracts	575,194
Receivables:
Interest	804,413
Investments sold	775,575
Dividends	71,583
Tax reclaims	20,066
Other assets	5,619
Total assets	124,870,111
LIABILITIES:
Borrowings	35,000,000
Interest due on borrowings	7,300
Unrealized depreciation on forward foreign currency exchange contracts	8,294
Payable for:
Investments purchased	2,806,306
Professional fees	122,138
Investment management fees	52,565
Investment advisory fees	50,504
Other fees	63,385
Total liabilities	38,110,492
NET ASSETS	$86,759,619
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares
authorized, 9,182,041 shares issued and outstanding	$9,182
Additional paid-in capital	87,589,558
Distributions in excess of net investment income	(1,459,214)
Accumulated net realized loss on investments, written options, swap agreements,
forward foreign currency exchange contracts and foreign currency transactions	(6,094,898)
Net unrealized appreciation on investments, written options, swap agreements,
forward foreign currency exchange contracts and foreign currency translations	6,714,991
NET ASSETS	$86,759,619
Shares outstanding ($0.001 par value with unlimited amount authorized)	9,182,041
Net asset value, offering price and redemption price per share	$9.45

[1]	Includes $32,611,735 which has been rehypothicated in connection with the Fund’s credit agreement, as described in Note 9.
See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 33

STATEMENT OF OPERATIONS	October 31, 2017
For the Year Ended October 31, 2017

INVESTMENT INCOME:
Interest	$4,477,281
Dividends, net of foreign taxes withheld $27,534	906,540
Total investment income	5,383,821
EXPENSES:
Interest expense	930,278
Investment management fees	809,829
Investment advisory fees	778,071
Professional fees	330,946
Trustees' fees and expenses*	162,747
Printing fees	73,284
Fund accounting fees	57,513
Administration fees	43,667
Insurance	27,519
NYSE listing fees	23,725
Transfer agent fees	18,484
Custodian fees	10,318
Other expenses	18,241
Total expenses	3,284,622
Net investment income	2,099,199
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,304,897
Foreign currency transactions	330,351
Forward foreign currency exchange contracts	67,418
Purchased options	(8,075)
Written options	59,000
Swap agreements	(125,652)
Net realized gain	4,627,939
Net change in unrealized appreciation (depreciation) on:
Investments	6,613,718
Foreign currency translations	19,338
Forward foreign currency exchange contracts	(408,967)
Swap agreements	104,124
Net change in unrealized appreciation (depreciation)	6,328,213
Net realized and unrealized gain	10,956,152
Net increase in net assets resulting from operations	$13,055,351

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

34 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2017

	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,099,199	$3,573,393
Net realized gain (loss) on investments, written options,
swap agreements, forward foreign currency exchange contracts
and foreign currency transactions	4,627,939	(5,360,986)
Net change in unrealized appreciation (depreciation)
on investments, written options, swap agreements,
forward foreign currency exchange contracts and
foreign currency translations	6,328,213	1,099,893
Net increase (decrease) in net assets resulting from operations	13,055,351	(687,700)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,435,261)	(3,126,736)
Return of capital	(8,062,873)	(8,299,805)
Total distributions	(10,498,134)	(11,426,541)
SHAREHOLDER TRANSACTIONS:
Cost of shares redeemed through tender offer	(40,466,152)	—
Net decrease in net assets	(37,908,935)	(12,114,241)
NET ASSETS:
Beginning of year	124,668,554	136,782,795
End of year	$86,759,619	$124,668,554
Distributions in excess of net investment income at end of year	$(1,459,214)	$(1,579,861)

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 35

STATEMENT OF CASH FLOWS	October 31, 2017
For the Year Ended October 31, 2017

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$13,055,351
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(6,613,718)
Net change in unrealized (appreciation) depreciation on swap agreements	(104,124)
Net change in unrealized (appreciation) depreciation on foreign currency translations	(19,338)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	408,967
Net realized gain on investments	(4,304,897)
Net realized loss on purchased options	8,075
Net realized gain on written options	(59,000)
Net accretion of bond discount and amortization of bond premium	(199,570)
Premiums received on written options	292,862
Cost of closing written options	(218,462)
Purchase of long-term investments	(148,930,306)
Proceeds from sale of long-term investments	207,327,547
Net proceeds (purchases) from sale of short-term investments	2,729,654
Net change in premiums received on swap agreements	(159,324)
Decrease in restricted cash	480,378
Decrease in tax reclaims receivable	1,682
Increase in dividends receivable	(28,833)
Decrease in interest receivable	384,173
Decrease in investments sold receivable	761,274
Decrease in other assets	4,660
Increase in investments purchased payable	1,028,949
Decrease in interest due on borrowings	(3,566)
Decrease in investment advisory fees payable	(22,574)
Decrease in investment management fees payable	(23,496)
Decrease in administration fees payable	(4,028)
Increase in professional fees payable	122,138
Decrease in other fees payable	(116,509)
Net Cash Provided by Operating and Investing Activities	65,797,965
Cash Flows From Financing Activities:
Distributions to common shareholders	(10,498,134)
Payment on borrowings	(15,000,000)
Payment for common shares redeemed through tender offer	(40,466,152)
Net Cash Used in Financing Activities	(65,964,286)
Net Decrease in Cash	(166,321)
Cash at Beginning of Period	571,880
Cash at End of Period (including foreign currency)	$405,559
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$933,844

See notes to financial statements.

36 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2017	2016	2015	2014	2013

Per Share Data:
Net asset value, beginning of period	$ 9.16	$ 10.06	$ 10.87	$ 11.50	$ 10.60
Income from investment operations:
Net investment income(a)	0.17	0.26	0.21	0.21	0.23
Net gain (loss) on investments (realized and unrealized)	0.89	(0.32)	(0.18)	—*	1.51
Total from investment operations	1.06	(0.06)	0.03	0.21	1.74
Less distributions from:
Net investment income	(0.19)	(0.23)	(0.41)	(0.84)	(0.84)
Return of capital	(0.65)	(0.61)	(0.43)	—*	—
Total distributions to shareholders	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Increase resulting from tender offer and repurchase of common shares (Note 8)	0.07	—	—	—	—
Net asset value, end of period	$ 9.45	$ 9.16	$ 10.06	$ 10.87	$ 11.50
Market value, end of period	$ 8.65	$ 8.16	$ 8.85	$ 9.51	$ 10.03
Total Return(b)
Net asset value	12.87%	(0.37%)	0.13%	1.58%	17.10%
Market value	16.91%	1.95%	1.97%	2.90%	15.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 86,760	$ 124,669	$ 136,783	$ 147,821	$ 156,387
Ratio to average net assets of:
Net investment income	1.84%	2.85%	1.95%	1.86%	2.05%
Total expenses(c)	2.87%	2.62%	2.17%	2.10%(d)	2.18%(d)
Portfolio turnover rate	100%	93%	138%	344%	321%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 35,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000
Asset Coverage per $1,000 of indebtedness(e)	$ 3,479	$ 3,493	$ 3,736	$ 3,956	$ 4,128

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS continued	October 31, 2017

(a)   Based on average shares outstanding.
(b)   Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)   Excluding interest expense, the operating expense ratio for the years ended October 31 would be:
2017	2016	2015	2014	2013
2.06%	1.98%	1.74%	1.71%	1.76%

(d)   The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.05% and 0.03% for the years ended October 31, 2014 and 2013, respectively.
(e)   Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
*      Less than $0.01.
See notes to financial statements.

38 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2017

Note 1 – Organization:
Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of over-the-counter

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(“OTC”) swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2017.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g., quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves).
Level 3 – significant unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair value).
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or

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methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.
Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. OTC derivative contracts including forward foreign currency exchange contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

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(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.
(d) Due from Broker
Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand can be pledged with a broker for current or potential holdings, which may include options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
As of October 31, 2017, there was no restricted cash.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

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Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations on the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on Purchased options on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as Written options, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

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Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swap agreements on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included in realized gain (loss) on forward foreign currency exchange contracts on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans

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is not accrued until settlement date. Typically term loans are valued by independent pricing services using broker quotes.
(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as

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strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

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(m) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(n) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).
Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
Under a Fund Administration Agreement with the Fund, MUFG Investor Services (US), LLC (“MUIS”) provides various administrative and financial reporting services for the Fund. For

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providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
In order to present paid-in capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gains or losses and paid-in capital. For the year ended October 31, 2017, the adjustments were to decrease paid-in capital by $52,621,161, decrease accumulated net realized loss by $52,164,452 and decrease distributions in excess of net investment income by $456,709 due to the difference in the treatment for book and tax purposes of distributions to shareholders and of contingent payment debt instruments, real estate investment trusts, foreign currency, and capital loss carryforward expiration.
As of October 31, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:
	Gross Tax	Gross Tax	Net Tax
Tax	Unrealized	Unrealized	Unrealized
Cost	Appreciation	Depreciation	Appreciation
$116,842,771	$8,585,771	$(3,216,440)	$5,369,331

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales, additional income adjustments for tax purposes on certain convertible securities, and market to market of certain derivatives.
As of October 31, 2017, tax components of accumulated earnings/ losses (excluding paid-in capital) were as follows:
Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ –	$(5,720,015)

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The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.
At October 31, 2017, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

		Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$4,290,592	$1,429,423	$5,720,015

For the year ended October 31, 2017, the capital loss carryforward amounts expired and utilized were $52,418,720 and $4,264,461, respectively.
For the years ended October 31, 2017 and 2016, the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, of $2,435,261 and $3,126,736 was ordinary income and $8,062,873 and $8,299,805 was return of capital, respectively.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $148,930,306 and $207,327,547, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative

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instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

50 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
As of October 31, 2017, there were no call or put options outstanding.
(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on forward foreign currency exchange contracts.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if any.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
As of October 31, 2017, there were no swap agreements outstanding.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2017.
Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$575	exchange contracts	$8
Total		$575		$8

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Effect of Derivative Instruments on the Statement of Operations: (amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives
Forward
Foreign
Derivatives not				Currency
accounted for as	Written	Purchased	Swap	Exchange
hedging instruments	Options	Options	Agreements	Contracts	Total
Equity risk	$ 59	$ (8)	$ —	$ —	$ 51
Credit risk	—	—	(126)	—	(126)
Foreign exchange risk	—	—	—	67	67
Total	$ 59	$ (8)	$ (126)	$ 67	$ (8)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward
Foreign
Derivatives not				Currency
accounted for as			Swap	Exchange
hedging instruments			Agreements	Contracts	Total
Credit risk			$ 104	$ —	$ 104
Foreign exchange risk			—	(409)	(409)
Total			$ 104	$ (409)	$ (305)

52 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

Derivative Volume

Options Contracts:
Quarterly Average Number of Outstanding Contracts Written	18
Quarterly Average Number of Outstanding Contracts Purchased	13

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$ 4,571,629
Quarterly Average Outstanding Settlement Value Sold	$27,199,063

Credit default swap agreements outstanding at prior year were closed within one week following prior year end. There were no additional swap agreements opened during the year ended October 31, 2017. The Fund’s derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts	Statement	the Statement	Derivatives
	Investment	of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	Offset	Instruments	Received	Amount
Bank of New	Forward	$ 575,194	$ —	$ 575,194	$ (8,294)	$ —	$ —	$ 566,900
York Mellon	Foreign Currency
Exchange Contract

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	Offset	Instruments	Pledged	Amount
Bank of New	Forward	$ 8,294	$ —	$ 8,294	$ (8,294)	$ —	$ —	$ —
York Mellon	Foreign Currency
Exchange Contract

Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 9,182,041 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2017 or the year ended October 31, 2016.
Transactions in common shares were as follows:
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Beginning Shares	13,603,025	13,603,025
Common Shares redeemed through tender offer	(4,420,984)	—
Ending Shares	9,182,041	13,603,025

Tender Offer
On June 12, 2017, the Fund commenced a tender offer to purchase for cash up to 4,420,984 (approximately 32.5%) of the Fund’s outstanding common shares at a price per share equal to 98% of the Fund’s NAV, as of the business day immediately following the expiration of the tender offer. The tender offer expired on July 11, 2017.
A total of 7,334,932 shares were duly tendered and not withdrawn. Because the number of shares tendered exceeded 4,420,984 shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis,

54 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

approximately 60% of shares for each shareholder who properly tendered shares were accepted for payment. The purchase price of properly tendered shares was $9.1532 per share. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding. The Fund accepted 4,420,984 shares for payment. Final payment was made on July 17, 2017 in an aggregate amount equal to $40,466,152.
Note 9 – Borrowings:
On December 30, 2009, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) in which the Fund pays a monthly financing charge based on the 3-month LIBOR plus 0.95%. The commitment amount of the credit agreement is $50,000,000. The Fund also pays a fee of 0.85% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 179 days’ notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days’ notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of October 31, 2017, there was $35,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended October 31, 2017 was $44,410,959 with a related average interest rate of 2.12%. The maximum amount outstanding during the period was $50,000,000.
As of October 31, 2017, the total amount of securities segregated in connection with borrowings was $58,675,278.
As of October 31, 2017, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $32,611,735. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

securities at October 31, 2017. During the year ended October 31, 2017, the Fund earned $14,410 in fees from rehypothecated securities.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.
The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Subsequent Events:
On November 1, 2017, the Fund declared a quarterly distribution of $0.2100 per common share. The distribution is payable on November 30, 2017 to shareholders of record on November 15, 2017.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the event disclosed above.

56 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2017

To the Board of Trustees and Shareholders of Advent/Claymore Enhanced Growth & Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 26, 2017

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 57

OTHER INFORMATION (Unaudited)	October 31, 2017

Federal Income Tax Information
Qualified dividend income of as much as $1,304,030 was received by the Fund through October 31, 2017. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders $1,146,906 of investment income (dividend income plus short-term gains, if any), qualified for the dividends-received deduction.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2017, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2).
% of Qualifying Interest
62.15%

In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 27, 2017. Shareholders voted on the election of Trustees.
With regards to the election of the following Class I Trustees by shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Daniel L. Black	8,232,725	24,723	95,974
Michael A. Smart	8,216,719	35,152	101,551

The other Trustees of the Fund whose terms did not expire in 2017 are Randall C. Barnes, Tracy V. Maitland, Derek Medina, Ronald A. Nyberg and Gerald L. Seizert.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	October 31, 2017

Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:
Number of
Funds in
Name, Address,	Term of		Fund
Year of Birth and	Office* and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee

Independent Trustees:

Randall C. Barnes++	Since 2005	Current: Private Investor (2001-present).	96	Current: Trustee, Purpose Investments
Year of birth: 1951				Funds (2014-present).
Trustee		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President,
Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and
New Business Development of PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Little Sprouts, LLC
Year of birth: 1960				(2015-present); Harlem Lacrosse &
Trustee		Former: Managing Director and Co-head of the Merchant Banking Group at BNY		Leadership, Inc. (2014-2015); Bendon
		Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate		Inc. (2012-2015); Antenna
		Banking at BNY Mellon (1995-1998).		International, Inc. (2010-present);
Bonded Services, Ltd. (2011- present).

Former: Penn Foster Education Group,
Inc. (2007-2009).
Derek Medina+	Since 2004	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute.
Year of birth: 1966				(2005-present); Oliver Scholars
Trustee		Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008);		(2011-present).
Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary
Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at
J.P. Morgan/Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	98	Current: Edward-Elmhurst Healthcare
Year of birth: 1953				System (2012-present).
Trustee and Chairman of		Former: Partner, Nyberg & Cassioppi, LLC (200-2016); Executive Vice President, General
the Nominating and		Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Governance Committee

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 59

OTHER INFORMATION (Unaudited) continued	October 31, 2017

Number of
Funds in
Name, Address,	Term of		Fund
Year of Birth and	Office* and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee

Independent Trustees continued:

Gerald L. Seizert,	Since 2004	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the	3	Current: Beaumont Hospital
CFA, CIC+		equity disciplines of the firm.		(2012-present); University of Toledo
Year of birth: 1952				Foundation (2013-present).
Trustee		Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment
Officer-Equities of Munder Capital Management, LLC (1995-1999). Vice President and
Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former
Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2004	Current: Managing Partner, Herndon Equity Partners (2014-present), Managing	3	Current: President & Chairman, Board of
Year of birth: 1960		Partner, Cordova, Smart & Williams, LLC (2003-present).		Directors, Berkshire Blanket Holdings,
Trustee				Inc. (2006- present); President and
		Former: Managing Director in Investment Banking-the Private Equity Group		Chairman, Board of Directors, Sqwincher
		(1995-2001) and a Vice President in Investment Banking-Corporate Finance		Holdings (2006-present); Board of
		(1992-1995) at Merrill Lynch & Co.; Founding Partner of The Carpediem Group,		Directors, Sprint Industrial
		a private placement firm (1991-1992); Associate at Dillon, Read and Co.		Holdings (2007-present); Vice Chairman,
		(investment bank) (1988-1990).		Board of Directors, National Association
of Investment Companies (“NAIC”)
(2010-present). Trustee, The Mead
School (2014-Present).

60 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	October 31, 2017

Number of
Funds in
Name, Address,	Term of		Fund
Year of Birth and	Office* and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee

Interested Trustees:

Tracy V. Maitland+ø	Since 2004	Current: President of Advent Capital Management, LLC (2001-present).	3	None.
Year of birth: 1960
Trustee, Chairman,		Former: Prior to June 2001, President of Advent Capital Management, a division of
President and Chief		Utendahl Capital.
Executive Officer

+     Address for all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++   Address for all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*      After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
–     Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are Class II Trustees. The term of the Class II Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.
–     Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees. The term of the Class III Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.
–     Mr. Michael A. Smart and Mr. Daniel L. Black are the Class I Trustees. The term of the Class I Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.
**    As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
ø     Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 61

OTHER INFORMATION (Unaudited) continued	October 31, 2017

Officers
The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Term of Office
Name, Address* and	Position(s) held	and Length of	Principal Occupations
Year of Birth	with the Trust	Time Served**	During Past Five Years

Officers:

Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief Compliance
	Officer		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General
Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst,
Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments
(1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*   Address for all: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

62 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2017

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open- Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 63

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2017

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

64 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2017

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of LCM and the services and personnel of Advent and GFIA and their affiliates at quarterly meetings of the Board. Although the meetings of the Advent closed-end funds occur at the same time, the Board considers LCM separately. While emphasis might be placed on information concerning the investment performance of LCM, LCM’s fees and expenses in comparison with other funds’ fees and expenses and other matters at the meeting at which the renewal of the Investment Management Agreements and the Investment Advisory Agreements is considered, the process of evaluating LCM’s investment advisory and management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in its deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.
Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to LCM by Advent under the Investment Management Agreement, and to LCM by GFIA under the Investment Advisory Agreement. The Independent Trustees reviewed and considered the information provided by Advent and GFIA in response to a detailed series of requests submitted on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees were provide with, among other things, information about the background, experience and expertise of the management and other personnel of Advent and GFIA and the services provided by those organizations to LCM. The Independent Trustees discussed the quality of the services provided. The compliance history of Advent and GFIA was discussed, along with the ability of Advent and GFIA to provide services to LCM.
The Independent Trustees evaluated the capabilities of Advent and GFIA, including information regarding their resources and their ability to attract and retain highly qualified investment professionals. The Independent Trustees also considered the commitment of Advent and GFIA to LCM. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for LCM, including the involvement of Mr. Maitland, and other personnel at both Advent and GFIA.
The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of the performance of Advent. The Board was also aware that GFIA assists in the implementation and oversight of LCM’s compliance program, which is administered by the LCM’s chief compliance officer.
Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to LCM by Advent and the investment advisory services provided to LCM by GFIA.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 65

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2017

Fund Performance and Expenses
The Independent Trustees considered the performance results for LCM on a market price and net asset value basis over various time periods. They also considered the result of LCM in comparison to the performance results of other closed-end funds that were determined to be similar to LCM in terms of investment strategy (“Peer Group”). They recognized that the number of other funds in its Peer Group was small and that, for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmark indexes may not be useful comparisons due to the fact that the securities in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by LCM.
LCM underperformed most of its Peer Group for the one-year period ended October 31, 2016 and also underperformed its benchmark indexes. LCM also generally underperformed its Peer Group and benchmarks for the six month period ending April 30, 2017.
The Board noted that it had discussed with management the past performance of LCM at previous meetings and the steps management would take to improve performance. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to seek to improve performance, and will continue to monitor performance on an on-going basis. The Board discussed the repositioning of the portfolios and the adoption of a sleeve investment approach. The Board considered the general improvement of the performance of LCM in the time period after the completion of the transition to the three-sleeve model. The Independent Trustees noted management’s representation that transition to the three-sleeve model was benefiting LCM. The Independent Trustees also discussed with management the reasons for the recent underperformance of LCM and the expectations for performance going forward.
The Board also reviewed information about the discount at which LCM’s shares have traded as compared with its Peer Group.
The Independent Trustees received and considered information regarding LCM’s total expense ratios relative to its Peer Group, noting that LCM generally had a higher expense ratio (based on common assets) than its Peer Group. The Independent Trustees acknowledged that the expense ratio of LCM was often higher than expense ratios of its Peer Group because of LCM’s use of leverage and longer-term borrowings, and because certain funds in its Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small size of LCM and the overall complex in relation to its Peer Group. The potential benefits of the use of leverage were considered. The Independent Trustees also noted that expense ratio comparisons with its Peer Groups were difficult because the items included in other funds’ expenses may differ from those of LCM.
Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement of LCM and the Investment Advisory Agreement of LCM.
Investment Management and Advisory Fee Rates
The Independent Trustees reviewed and considered the contractual investment management fee rate for LCM and the investment advisory fee rate for LCM (collectively, the “Management Agreement Rates”) payable by LCM to Advent and by LCM to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information

66 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2017

comparing the Management Agreement Rates with those of the funds in its Peer Group. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and GFIA to their other clients. In particular, Advent confirmed that LCM differs from certain other accounts advised by Advent in that it is more complex to manage, requires greater resources from Advent and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to LCM in relation to those typically provided to private funds and separate accounts. In addition, GFIA noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.
Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.
Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent and GFIA based on the Management Agreement Rates. The Independent Trustees also discussed with management the methodology used to determine profitability. In addition, the Independent Trustees considered whether any direct or indirect collateral benefits inured to Advent or GFIA as a result of its affiliation with LCM. The Independent Trustees concluded that, in light of the costs of providing investment advisory services to LCM and investment management and other services to LCM, the profits and other ancillary benefits that Advent and Guggenheim received with regard to providing these services to LCM were not unreasonable.
Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of LCM, whether LCM have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because LCM is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.
Conclusion
After consideration of the factors discussed above and other information considered by the Independent Trustees, the Board, including the Independent Directors, unanimously voted to approve the Investment Management Agreement and the Investment Advisory Agreement for an additional one-year term

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 67

FUND INFORMATION	October 31, 2017

Board of Trustees

Randall C. Barnes

Daniel L. Black

Tracy V. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart
* Trustee is an “interested person” of the Fund
  as defined in the Investment Company Act
  of 1940, as amended.
Officers
Edward C. Delk
Secretary and Chief Compliance Officer
Tony Huang
Vice President and Assistant Secretary
Tracy V. Maitland
President and Chief Executive Officer
Robert White
Treasurer and Chief Financial Officer

Investment Manager
Advent Capital Management, LLC
New York, NY
Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL
Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY
Administrator
MUFG Investor Services (US), LLC
Rockville, MD
Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ
Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

68 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2017

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or guggenheiminvestments.com/lcm or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheiminvestments.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 69

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ABOUT THE FUND MANAGER
Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(12/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-LCM-AR-1017

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.

(f)            (1)  The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR:  Randall C. Barnes, Daniel L. Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $96,150 and $93,300 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $17,000 and $16,500 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:
(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax  Fees of the registrant.  All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY
OF
ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND

Statement of Principles
The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Enhanced Growth & Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.
This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.
Delegation
In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.
Pre-Approved Fee Levels
Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit Services
The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit-Related Services
Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Tax Services
The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
All Other Services
All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Procedures
Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)  None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $17,000 and $16,500 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Randall C. Barnes, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
(b)  Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as Exhibit (c) attached hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a) (1) The portfolio managers of the Fund (the “Portfolio Managers”) are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. The following provides information regarding the Portfolio Managers as of October 31, 2017:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.

Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2017:
Tracy Maitland
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	4	$1,101,701,395	0	$0
Other pooled investment vehicles	1	$165,312,250	1	$165,312,250
Other accounts	382	$5,001,967,092	39	$168,954,464

Paul Latronica
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,011,524,170	0	$0.00
Other pooled investment vehicles	2	$721,310,746	0	$0.00
Other accounts	347	$3,429,249,172	4	$604,790,279

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.
(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.
(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2017:
Name of Portfolio Manager Dollar Range of Equity Securities in Fund

Tracy Maitland                                                                                                                     $100,001 - $500,000

Paul Latronica        $10,001- $50,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
(a)
Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
06/12/17 – 07/11/17	7,334,932	$9.1532	4,420,984	$40,466,152

On June 12, 2017, the Fund announced the commencement of a tender offer. Final payment was made on July 17, 2017.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)           (1) $20,413.35
(2) None
(3) None
(4) $20,413.35

(b) Not applicable.
Item 13.  Exhibits.
(a) (1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a) (2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)   Not applicable.
(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Advent/Claymore Enhanced Growth & Income Fund
By:        /s/ Tracy V. Maitland
Name:   Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     January 4, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Tracy V. Maitland
Name:   Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     January 4, 2018
By:        /s/ Robert White
Name:   Robert White
Title:     Treasurer and Chief Financial Officer
Date:     January 4, 2018